UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to § 240.14a-12

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule: 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

PROXY STATEMENT

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11885 44th Street North

Clearwater, FLORIDA 33762

(727) 934-3448

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 13, 2018

To Our Stockholders:

Notice is hereby given that the annual meeting of the stockholders (the “Annual Meeting”) of MagneGas Applied Technology Solutions, Inc., a Delaware corporation (“Company”), will be held on Thursday, December 13, 2018 at 10:00am Eastern Standard Time at The Vinoy Renaissance St. Petersburgh Resort and Golf Club located at 501 5th Avenue NE, St. Petersburg, FL 33701 for the following purposes, all as more fully described in the accompanying Proxy Statement:

1.	To elect the nominees named in the Proxy Statement to the Board of Directors (the “Board”);

2.	To ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm; and

3.	To consider and act upon any other matters that may properly come before the Annual Meeting and any adjournment or postponement thereof

The Annual Meeting will not include a presentation by management.

The close of business on November 6, 2018 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on November 6, 2018 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend in person, please complete, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope provided for that purpose. Returning your Proxy Card will ensure your representation and help to ensure the presence of a quorum at the Annual Meeting. Your proxy is revocable, as set forth in the accompanying Proxy Statement. Therefore, you may attend the Annual Meeting and vote your shares in person even if you send in your Proxy Card.

By Order of the Board of Directors,

/s/ Scott Mahoney
Scott Mahoney
Chief Executive Officer & Secretary

November 7, 2018

Clearwater, Florida

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YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT NOVEMBER 12, 2018. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

●	COMPLETE AND RETURN A WRITTEN PROXY CARD TO THE NAME AND ADDRESS ON THE PROXY CARD

●	ATTEND THE COMPANY’S 2018 ANNUAL MEETING OF STOCKHOLDERS AND VOTE IN PERSON

●	VOTE VIA THE INTERNET AT WWW.PROXYANDPRINTING.COM

●	VOTE BY PHONE BY CALLING THE NUMBER PRINTED ON THE ACCOMPANYING VOTING DOCUMENT

●	VOTE BY FAXING YOUR PROXY CARD TO THE NUMBER PRINTED ON THE ACCOMPANYING VOTING DOCUMENT

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR SUBMIT YOUR VOTE VIA THE INTERNET AT WWW.PROXYANDPRINTING.COM OR VOTE BY PHONE BY CALLING OR BY FAXING YOUR PROXY CARD TO THE NUMBERS PRINTED ON THE ACCOMPANYING VOTING DOCUMENT. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY DECEMBER 13, 2018. THE PROXY STATEMENT AND OUR 2017 ANNUAL REPORT TO SECURITY HOLDERS ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K ARE AVAILABLE AT WWW.PROXYANDPRINTING.COM.

WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE OR SUBMIT YOUR VOTE VIA THE INTERNET AT WWW.PROXYANDPRINTING.COM OR BY CALLING OR FAXING THE PROXY CARD TO THE NUMBERS PRINTED ON THE ACCOMPANYING VOTING DOCUMENT.

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PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of MagneGas Applied Technology Solutions, Inc., a Delaware corporation (sometimes referred to in this Proxy Statement as the “Company”, “MagneGas”, “we” or “us”), for exercise in voting at the Company’s 2018 Annual Meeting of Stockholders to be held on Thursday, December 13, 2018 (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. We are first sending this Proxy Statement, accompanying Proxy Card, and Notice of Annual Meeting of Stockholders to our stockholders on or about November 12, 2018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, DECEMBER 13, 2018.

The Proxy Statement and our 2017 Annual Report on Form 10-K are available at www.proxyandprinting.com or you may request a printed or electronic set of the proxy materials at no charge. Instructions on how to access the proxy materials over the Internet and how to request a printed copy may be found on the Notice. In addition, any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact on our environment. A stockholder who chooses to receive future proxy materials by email will receive an email prior to next year’s Annual Meeting with instructions containing a link to those materials and a link to the proxy voting website. A stockholder’s election to receive proxy materials by email will remain in effect until such election is terminated by the stockholder.

MagneGas is an alternative energy company that has developed a proprietary plasma arc system (“Plasma Arc Flow Units” or “Plasma Arc Flow System”) which generates hydrogen based synthetic gases through the gasification of various types of liquid feedstocks. The Company’s synthetic gas – MagneGas2® - is bottled in cylinders and is distributed to the metalworking market as an alternative cutting fuel to acetylene and propane. Through the course of its business development, the Company has established a retail and wholesale platform and a network of brokers to sell its MagneGas2® for use in the metalworking and manufacturing industries throughout the world. Additionally, the Company is in the process of developing ancillary uses of MagneGas2® for additional end-user applications. The Company’s Plasma Arc Flow Units include various commercial applications, most notably the sterilization of liquid waste, which has resulted in the Company’s marketing and sale of Plasma Arc Flow Units for third-party commercial use.

Our principal executive offices are located at 11885 44th Street North, Clearwater, Florida 33762, and our telephone number is (727) 934-3448.

INFORMATION ABOUT THE ANNUAL MEETING

Date, Time and Place of the Annual Meeting

Our 2018 Annual Meeting will be held at 10:00 a.m., Eastern Standard Time, on Thursday, December 13, 2018 at The Vinoy Renaissance St. Petersburgh Resort and Golf Club located at 501 5th Avenue NE, St. Petersburg, FL 33701.

Who May Attend the Annual Meeting

Only stockholders who own our common stock, par value $0.001 per share, as of the close of business on November 6, 2018, the record date for the Annual Meeting (the “Record Date”), will be entitled to attend the Annual Meeting. At the discretion of management, we may permit certain other individuals to attend the Annual Meeting, including the media, professional service providers and our employees.

Who May Vote

Each share of our common stock outstanding on the Record Date entitles the holder thereof to one vote on each matter submitted to the stockholders at the Annual Meeting. Only stockholders who own common stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 131,055,862 shares of our common stock issued and outstanding.

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How to Vote

If you were a holder of our common stock as of the Record Date, you are entitled to vote at the Annual Meeting, and we encourage you to attend and vote in person.

HOWEVER, WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN ORDER TO ENSURE THE PRESENCE OF A QUORUM.

A pre-addressed and postage-paid return envelope is enclosed for your convenience. Alternatively, you may cast your vote via the internet at www.proxyandprinting.com or by phone by calling or faxing your proxy card to the numbers printed on the accompanying voting document.

If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a proxy and bring it to the Annual Meeting in order to vote.

Voting by Proxy

If you vote by proxy, the individuals named on the proxy, or their substitutes, will vote your shares in the manner you indicate. If a beneficial owner who holds shares in street name does not provide specific voting instructions to their brokerage firm, bank, broker dealer or other nominee, under the rules of certain securities exchanges, including NASDAQ Marketplace Rules, the brokerage firm, bank, broker dealer or other nominee holding those shares may generally vote as the nominee determines in its discretion on behalf of the beneficial owner on routine matters but cannot vote on non-routine matters, the latter of which results in “broker non-votes.” Proposals 1 and 2 involve matters we believe to be routine. Accordingly, if you do not give instructions to your broker, the broker may vote your shares in its discretion on Proposals 1 and 2 and therefore no broker non-votes are expected in connection with Proposals 1 and 2. If you date, sign, and return the proxy card without indicating your instructions, your shares will be voted as follows:

●	Proposal No. 1. “FOR” the nominees named in this Proxy Statement to the Board of Directors (the “Board”);

●	Proposal No. 2. “FOR” the ratification of the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

●	Other Business. In the discretion of your proxy holder (one of the individuals named on your proxy card), on any other matter properly presented at the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before it is exercised by delivering to us a signed proxy with a date later than your previously delivered proxy, by voting in person at the Annual Meeting, or by sending a written revocation of your proxy addressed to our Corporate Secretary at our principal executive office. Your latest dated proxy card is the one that will be counted.

Quorum Requirement

A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of holders of our common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. A “broker non-vote” occurs when a broker, bank or other holder of record holding shares for a beneficial owner properly executes and returns a proxy without voting on a particular proposal because such holder of record does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Voting Requirements

Proposal No. 1. The election of the Directors at the Annual Meeting will be by a plurality of the votes cast. This means that the five director nominees receiving the greatest number of votes cast, in person or by proxy, by the holders of our common stock in the election of the Directors, will be elected. Stockholders may not cumulate their votes in electing directors. Stockholders entitled to vote at the Annual Meeting may either vote “FOR” the nominees for election as a director or may “WITHHOLD” authority for the nominees. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below in Proposal No. 1. If a stockholder withholds authority to vote with respect to the nominees for director, the shares held by that stockholder will be counted for purposes of establishing a quorum, but will have no effect on the election of the nominees. Broker non-votes will have no effect on the election of the nominee.

Proposal No. 2. Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” on Proposal No. 2 regarding the ratification of the selection of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the proposal will be required to ratify the selection of Marcum. Abstentions will have the same effect as a vote against Proposal No. 2.

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Other Matters

Our Board of Directors knows of no other matters that may be presented for stockholder action at the Annual Meeting. It is not anticipated that other matters will be brought before the Annual Meeting. If other matters do properly come before the Annual Meeting, or any adjournments or postponements thereof, however, persons named as proxies will vote upon them in their discretion.

Information about the Proxy Statement and the Solicitation of Proxies

The enclosed proxy is solicited by our Board of Directors and we will bear the costs of preparing, assembling, printing and mailing this Proxy Statement, accompanying Proxy Card and Notice of Annual Meeting of Stockholders, as well as any additional materials that we may furnish to stockholders in connection with the Annual Meeting. Copies of our solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. We will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. The solicitation of proxies may be by mail and direct communication with certain stockholders or their representatives by our officers, directors and employees, who will receive no additional compensation therefor.

Annual Report

A copy of our 2017 Annual Report on Form 10-K, as filed with the SEC is being made available along with this Proxy Statement online at www.proxyandprinting.com and is also available on our website www.magnegas.com. Additional copies may be obtained without charge, upon written request directed to the Corporate Secretary, MagneGas Applied Technology Solutions, Inc., 11885 44th Street North, Clearwater, Florida 33762.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you write or call the Company at the following address or telephone number:

MagneGas Applied Technology Solutions, Inc.

11885 44th Street North

Clearwater, Florida 33762

Attention: Corporate Secretary

(727) 934-3448

If you would like to receive separate copies of the Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the address and telephone number set forth above.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE OR SUBMIT YOUR VOTE VIA THE INTERNET AT WWW.PROXYANDPRINTING.COM OR BY CALLING OR FAXING THE PROXY CARD TO THE NUMBERS PRINTED ON THE ACCOMPANYING VOTING DOCUMENT.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding our shares of common stock beneficially owned as of November 6, 2018, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of November 6, 2018. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of November 6, 2018 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

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Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Common Stock (1)

Directors and Executive Officers

Ermanno Santilli, Fmr. CEO	58,695.3	(2)	*

Scott Mahoney, CEO (Frm. CFO) and Director	51,481.4	(3)	*

William Staunton, Director	8,684.2		*

Robert Dingess, Director	13,718.5		*

Kevin Pollack	8,787.5		*

All directors and officers as a group (5 people)	207,203.6		*	%

* Less than 1%.

(1)	Beneficial ownership is determined under the rules and regulations of the SEC, and generally includes voting or dispositive power with respect to such shares. Based on 131,055,862 shares of common stock outstanding as of November 6, 2018. Shares of common stock that a person has the right to acquire within 60 days are deemed to be outstanding and beneficially owned by that person for the purpose of computing the total number of shares beneficially owned by that person and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group. Accordingly, the amounts in the table include shares of common stock that such person has the right to acquire within 60 days of November 6, 2018 by the exercise of stock options.

(2)	Consists of 2,178.6 restricted shares held in Mr. Santilli’s own name; 166.6 restricted shares held by MagneGas Arc Applied Solutions Europe, a privately-owned company whose address is Rue Aux Fleurs 1, Brussels 1000 Belgium, of which Mr. Santilli owns more than 50%; 1,800 restricted shares held by the RM Santilli Foundation, a foundation of which Mr. Santilli controls 50%; and 54,550 shares of common stock underlying options held by Mr. Santilli that are presently exercisable.

(3)	Consists of 50,000 shares of common stock underlying options held by Mr. Mahoney that are presently exercisable and 1,481.4 restricted shares.

Pursuant to Rule 13d-3(d)(1)(i) the percentage calculations use different totals of outstanding securities for the purpose of determining ownership. Any securities not outstanding which are subject to such options, warrants, rights or conversion privileges shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports with the SEC regarding ownership and changes in ownership of such equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish to us copies of all reports that they file pursuant to Section 16(a). Based solely on our review of the copies of such forms furnished to us with respect to our fiscal year ended December 31, 2017, and on our discussions with directors and executive officers, we believe that, during the fiscal year ended December 31, 2017, all applicable Section 16(a) filing requirements were timely met.

CODE OF ETHICS

The Company has adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) applicable to its directors, officers, including the Chief Executive Officer, Chief Financial Officer and other officers performing similar functions, and employees. This Code of Ethics constitutes a code of ethics applicable to senior financial officers within the meaning of the Sarbanes-Oxley Act of 2002 and SEC rules. A copy of the Code of Ethics is available on the Company’s website at http://www.magnegas.com and any stockholder may obtain a copy by making a written request to the Company’s Corporate Secretary, 11885 44th Street North, Clearwater, Florida 33762. In the event of any amendments to or waivers of the terms of the Code of Ethics, such matters will be posted promptly to the Company’s website in lieu of disclosure on Form 8-K in accordance with Item 5.05(c) of Form 8-K.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Code of Ethics requires all of the Company’s directors, officers and employees to give their complete loyalty to the best interests of the Company and to avoid any action that may involve, or that even may appear to involve, a conflict of interest with the Company. The Code of Ethics also requires any of the Company’s directors, officers or employees who become aware of a conflict or potential conflict to bring it to the attention of supervisor, manager or other appropriate personnel or consult the compliance procedures provided in the Code of Ethics. The Board of Directors reviews and approves or ratifies all relationships and transactions between us and (i) any of our directors or executive officers, (ii) any nominee for election as a director, (iii) any security holder who is known to us to own beneficially or of record more than five percent of our common stock or (iv) any member of the immediate family of any of the foregoing.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Five directors are to be elected to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. The five director candidates receiving the highest number of votes will be elected as directors of the Company. Votes against the directors and votes withheld will have no legal effect. The Board has nominated the current five directors of the Company for re-election to the Board at the Annual Meeting to serve until the Annual Meeting of Shareholders for the year ended December 31, 2018, or until their successors are elected and qualified. The persons nominated by the Board for election as directors, each of whom is currently a director, are listed below. All of the nominees have consented to being named in this Proxy Statement and to serve following their election.

Below is information about each director, including biographical data for at least the past five years and an assessment of the skills and experience of each nominee.

Robert L. Dingess has served as Chairman of our Board of Directors since April 30, 2013. He has been the Chief Executive Officer of Ideal Management Services, Inc., d/b/a Ideal Image Central Florida, a laser hair removal company, since April 2004. From 1992 to 2002, Mr. Dingess served as the Chief Executive and owner of Dingess & Associates, Inc., a healthcare consulting and management company. From 1986 to 1992, Mr. Dingess was a partner in Ernst & Young’s Southeast Region Healthcare Operations Business Officer Practice, where he advised over 200 healthcare clients. Mr. Dingess holds a Master of Business Administration from Virginia Commonwealth University and a Bachelor of Business Administration from Marshall University. Mr. Dingess’ financial experience also includes over 15 years in healthcare finance from 1975 to 1986 working for some of the largest hospitals and hospital systems in the country. Mr. Dingess’ extensive experience in managing franchise operations, advising companies and more than twenty-five years of executive management give him the qualifications and skills to serve as a director of our Company.

William W. Staunton III has served as a Director since April 30, 2013. He is the CEO and Chairman of Okika Technologies, an electronics design services company specializing in custom integrated circuit (IC), firmware, and software solutions. He has been the President of Accel–RF Corporation, a provider of RF Reliability Test Systems for compound semiconductor devices from 2011 till 2013. In 2011, Mr. Staunton founded Kokua Executives, LLC, which provides guidance and interim executive level-leadership to companies. From 2000 to 2011, Mr. Staunton served as the Chief Executive Officer and a Director of Ramtron International Corporation, which designs, develops and markets specialized semiconductor memory, microcontroller, and integrated semiconductor solutions. From March 1999 until December 2000, Mr. Staunton served as Chief Operating Officer of Maxwell Technologies, which designs and manufactures multi-chip modules and board products for commercial satellite applications. Previously, Mr. Staunton was executive vice president of Valor Electronics Inc. from April 1996 until February 1999. Mr. Staunton holds a Bachelor of Science degree in electrical engineering from Utah State University. Mr. Staunton’s extensive experience in the semi-conductor industry, with specific background in Military and Space Contracting, give him the qualifications and skills to serve as a director of our Company.

Kevin Pollack has served as a Director since June 21, 2012. Since 2012, Mr. Pollack has been Chief Financial Officer and a member of the board of directors of Opiant Pharmaceuticals, Inc., a pharmaceutical company. From 2007 until 2013, Mr. Pollack was a managing director at Paragon Capital LP, a private investment firm focused primarily on U.S.-listed companies. Since 2003, Mr. Pollack has also served as president of Short Hills Capital LLC. Prior to that, Mr. Pollack worked as an investment banker and securities attorney at Banc of America Securities LLC and Sidley Austin LLP (formerly Brown & Wood LLP), respectively. Since 2012, Mr. Pollack has served as a member of the board of directors of Pressure BioSciences, Inc. Mr. Pollack graduated magna cum laude from the Wharton School of the University of Pennsylvania and received a dual J.D./M.B.A. from Vanderbilt University, where he graduated with Beta Gamma Sigma honors. Mr. Pollack’s qualifications to serve on our Board include his financial, legal, investment and management experience, including his experience with other public companies.

Ermanno P. Santilli has served as a Director since June 21, 2012 and was our Chief Executive Officer from June of 2012 to November 2, 2018. Prior to his role as CEO, Mr. Santilli was Executive Vice President of International Relations since 2009. Mr. Santilli was employed by Ingersoll Rand Company from March 2008 to April 2009 where he served as Vice President of Climate Control Business, Global Rail and Aftermarket. In this capacity he oversaw a department that generated over $270 million in sales and $80 million in operating income. He managed sales, business development, product management, and warehousing and dealer development with indirect procurement, manufacturing and engineering. Mr. Santilli also drove development of new business and rail markets in Australia and India. From March 2006 to February 2008 Mr. Santilli served as Vice-President of Climate Control Aftermarket EMEA, he led a department that generated total sale of $150 million and operating income of $50 million. He was responsible for business development, product management, warehousing, procurement, engineering and dealer development with indirect sales. From December 2003 to February 2006 Mr. Santilli served as Vice-President of Customer Relations for Climate Control EMEA. He had operational responsibility for customer satisfaction for customers with total sales aggregating over 1 billion dollars. Mr. Santilli had direct responsibility for order management, credit and collections, warranty, business intelligence and dealer development. Mr. Santilli’s qualifications to serve on our Board include his financial and management experience.

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Scott Mahoney is the Company’s current Chief Executive Officer and corporate Secretary. Mr. Mahoney was appointed as the Company’s CEO on November 2, 2018 and subsequently vacated the position of Chief Financial Officer (a position he had held since the fall of 2016). Mr. Mahoney has almost 20 years of finance and executive management experience and has held positions at several public and privately held companies in the banking, energy and recycling industries.  Prior to joining MagneGas, Mr. Mahoney served as Chief Financial Officer of Phoenix Group Metals, LLC, a recycling company which he grew through various acquisitions.  He has also served as Chief Financial Officer of several oil and gas companies and as a Vice-President of JP Morgan Chase.  Mr. Mahoney is a Chartered Financial Analyst (CFA) and obtained his Bachelor Degree from the University of New Hampshire and his Master in Business Administration from the Thunderbird School of International Management. Mr. Mahoney’s qualifications to serve on our Board include his financial, management and capital markets experience.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF ALL NOMINEES NAMED ABOVE.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Set forth below is certain information regarding the Company’s current directors, as well as the Company’s non-director executive officers.

NAME	AGE	POSITION(S)

Scott Mahoney (2)	44	Chief Executive Officer, Secretary and Director
Robert Dingess	72	Chairman of the Board of Directors
William Staunton III	71	Director
Kevin Pollack	48	Director
Ermanno Santilli (1)	49	Chief Technology Officer and Director
Timothy Hauck (3)	34	Interim Chief Financial Officer

(1)	On November 2, 2018, Ermanno Santilli resigned as the Company’s Chief Executive Officer and was appointed as the Company’s Chief Technology Officer.
(2)	On November 2, 2018, Scott Mahoney was appointed as the Company’s Chief Executive Officer and resigned as the Company’s Chief Financial Officer.
(3)	On November 2, 2018, Timothy Hauck was appointed as the Company’s Interim Chief Financial Officer.

LEGAL PROCEEDINGS

None of the Company’s directors or officers has been a part of any legal proceeding within the last 10 years that is subject to disclosure under Item 401(f) of Regulation S-K.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Board Leadership

The business and affairs of the company are managed under the direction of our Board. We conducted 12 formal Board meetings in the fiscal year ended December 31, 2017. Each of our directors has attended all meetings either in person or via telephone conference. The Board also conducted monthly telephone calls in which the majority of the independent Board members were always present. In addition to the contact information in this annual report, each stockholder will be given specific information on how he/she can direct communications to the officers and directors of the corporation at our annual stockholders meeting. All communications from stockholders are relayed to the members of the Board.

Board Oversight of Risk

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. The Board focuses on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

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Director Independence

We use the definition of “independence” of the NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

●	The director is, or at any time during the past three years was, an employee of the company;

●	The director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

●	A family member of the director is, or at any time during the past three years was, an executive officer of the company;

●	The director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

●	The director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

●	The director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

We have determined that the following directors of the Company are “independent” directors as defined by applicable SEC rules and NASDAQ Stock Market listing standards: Kevin Pollack; William Staunton III; and Robert Dingess.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors presently maintains separately designated Audit, Compensation, Nominating and Governance, and Acquisition Committee. Actions taken by our committees are reported to the full Board. The Board has determined that all members of each of the audit and compensation committees are independent under the current listing standards of NASDAQ.

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Acquisition Committee
Robert Dingess*	William Staunton III*	Kevin Pollack*	Kevin Pollack*
Kevin Pollack	Kevin Pollack	Robert Dingess	Scott Mahoney
William Staunton III	Robert Dingess		Ermanno Santilli

* Indicates committee chair

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee, which currently consists of two independent directors, monitors our corporate governance system, assesses Board membership needs, makes recommendations to the Board regarding potential director candidates for election at the annual meetings of stockholders or in the event of any director vacancy, and performs any other functions or duties deemed appropriate by the Board. The corporate governance and nominating committee did not meet in 2017.

Audit Committee

Our audit committee, which currently consists of three directors, aids our Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, financial reporting, internal controls and compliance functions as well as establishing and monitoring the Company’s policies, guidelines and related practices regarding risk assessment and risk management, including the risk of fraud. As part of this endeavor, the audit committee reviews and assesses the Company’s major financial, legal, regulatory, environmental and similar risk exposures and the steps that management has taken to monitor and control such exposures. Our audit committee employs an independent registered public accounting firm to audit the financial statements of the Company and perform other assigned duties. Further, our audit committee provides general oversight with respect to the accounting principles employed in financial reporting and the adequacy of our internal controls. In discharging its responsibilities, our audit committee may rely on the reports, findings and representations of the Company’s auditors, legal counsel, and responsible officers. Our Board has determined that all members of the audit committee are financially literate within the meaning of SEC rules and under the current listing standards of NASDAQ. Our Board has also determined that Mr. Dingess qualifies as an “audit committee financial expert.” The audit committee met 4 times in 2017.

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Compensation Committee

Our compensation committee, which currently consists of three directors, establishes executive compensation policies consistent with the Company’s objectives and stockholder interests. Our compensation committee also reviews the performance of our executive officers and establishes, adjusts and awards compensation, including incentive-based compensation, as more fully discussed below. In addition, our compensation committee generally is responsible for:

●	Establishing and periodically reviewing our compensation philosophy and the adequacy of compensation plans and programs for our directors, executive officers and other employees;

●	Overseeing our compensation plans, including the establishment of performance goals under the company’s incentive compensation arrangements and the review of performance against those goals in determining incentive award payouts;

●	Overseeing our executive employment contracts, special retirement benefits, severance, change in control arrangements and/or similar plans;

●	Acting as administrator of any company stock option plans; and

●	Overseeing the outside consultant, if any, engaged by the compensation committee.

Our compensation committee periodically reviews the compensation paid to our non-employee Directors and the principles upon which their compensation is determined. The compensation committee also periodically reports to the Board on how our non-employee Director compensation practices compare with those of other similarly situated public corporations and, if the compensation committee deems it appropriate, recommends changes to our director compensation practices to our Board for approval. Outside consulting firms retained by our compensation committee and management also will, if requested, provide assistance to the compensation committee in making its compensation-related decisions.

Acquisition Committee

Our Acquisition Committee, which is comprised of three directors, is tasked with reviewing mergers and acquisitions deemed to be material to provide additional oversight and guidance to management and the Board. Each Acquisition Committee member is subject to annual reconfirmation and may be removed by the Board at any time. In addition, the Acquisition Committee is primarily responsible for (1) reviewing acquisition strategies with the Company’s management and investigating acquisition targets on behalf of the Company, (2) recommending acquisition strategies and candidates to the Company’s Board, as appropriate and (3) reporting all of its material actions to the Board and keep the Board apprised of the Company’s proposed material investments and acquisitions.

Board Meetings and Committees; Annual Meeting Attendance

The business and affairs of the company are managed under the direction of our Board of Directors (“Board”). We conducted 12 formal Board meetings in the fiscal year ended December 31, 2017. Each of our directors has attended all meetings either in person or via telephone conference. The Board also conducted monthly telephone calls in which the majority of the independent Board members were present.

Term of Office

Our directors are appointed for one-year terms to hold office until the next annual general meeting of our shareholders or a director voluntarily resigns or until removed from office in accordance with our bylaws. Our officers are appointed by our Board and hold office until removed by the Board or they voluntarily resign.

DIRECTOR NOMINATIONS

The Nominating and Governance Committee

The role of the Nominating and Governance Committee is to act on behalf of the Board of Directors to ensure that the Board of Directors and its standing committees are appropriately constituted to meet their fiduciary and corporate governance obligations. In this role, the Nominating and Governance Committee is responsible for identifying and recruiting new members of the Board of Directors when vacancies arise, identifying and recruiting nominees for election as directors and reconsidering incumbent directors in connection with nominations for elections of directors.

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Director Qualifications

It is a policy of the Nominating and Governance Committee that candidates for director be determined to have unquestionable integrity and the highest ethical character. Candidates must demonstrate the ability to exercise sound, mature and independent business judgment in the best interests of the stockholders as a whole and may not have any interests that would, in the view of the Nominating and Governance Committee, impair their ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director.

Candidates are expected to have an appreciation of the major issues facing public companies of a size and operational scope similar to the Company, including contemporary governance concerns, regulatory obligations of a public issuer, strategic business planning, competition in a global economy, and basic concepts of corporate finance. Candidates must also have the willingness and capability to devote the time necessary to participate actively in meetings of the Board of Directors and committee meetings and related activities, the ability to work professionally and effectively with other members of the Board of Directors and Company management, and the ability and intention to remain on the Board of Directors long enough to make an effective contribution.  Among candidates who meet the foregoing criteria, the Nominating and Governance Committee also considers the Company’s current and anticipated needs, including expertise, diversity and balance of inside, outside and independent directors.

The Nominating and Governance Committee endeavors to comprise the Board of Directors of members with a broad mix of professional and personal backgrounds. Thus, the Nominating and Governance Committee accords some weight to the individual professional background and experience of each director. Further, in considering nominations, the Nominating and Governance Committee takes into account how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board of Directors. When evaluating a nominee’s overall qualifications, the Nominating and Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily required of all prospective nominees. In addition to the aforementioned criteria, when evaluating a director for re-nomination to the Board of Directors, the Nominating and Governance Committee will also consider the director’s history of attendance at board and committee meetings, the director’s preparation for and participation in such meetings, and the director’s tenure as a member of the Board of Directors.

Director Independence

In accordance with the rules of the SEC and NASDAQ, the Company requires that at least a majority of the directors serving at any time on the Board of Directors be independent, that at least three directors satisfy the financial literacy requirements for service on the Audit Committee and that at least one member of the Audit Committee qualify as an “audit committee financial expert” under those rules. The Board of Directors has determined that Mr. Dingess (chairman of our Audit Committee) is qualified to serve as the “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K and that Mr. Dingess, Mr. Staunton and Mr. Pollack meet the financial literacy requirements under applicable SEC and NASDAQ rules. The Board of Directors has also determined that of the five currently serving as directors, three are independent (Robert Dingess, William Staunton III and Kevin Pollack) under applicable SEC and NASDAQ rules.

Nominating and Governance Committee Process

In selecting candidates for the Board of Directors, the Nominating and Governance Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. However, the Nominating and Governance Committee recognizes the significant value of the continuing service of qualified incumbents in promoting stability and continuity, providing the benefit of the familiarity and insight into the Company’s affairs and enhancing the Board of Directors’ ability to work as a collective body. Therefore, it is the policy of the Nominating and Governance Committee, absent special circumstances, to nominate qualified incumbent directors who the Nominating and Governance Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election. If any member of the Board of Directors does not wish to continue in service or if the Nominating and Governance Committee or the Board of Directors decides not to re-nominate a member, there is an existing vacancy on the Board of Directors, or the Board of Directors, upon the recommendation of the Nominating and Governance Committee, elects to expand the size of the Board of Directors, the following process would be followed:

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●	The Nominating and Governance Committee develops a profile for candidates’ skills and experience, based on the criteria described above.

●	The Nominating and Governance Committee initiates a search, polling members of the Board of Directors and management, and retaining a search firm if the Nominating and Governance Committee deems this appropriate.

●	The Nominating and Governance Committee has a policy with respect to stockholders’ suggestions for nominees for directorships. Under this policy, stockholder nominees are given identical consideration as nominees identified by the Nominating and Governance Committee.

●	The process by which stockholders may submit potential nominees is described below under “Stockholder Recommendation Process.”

●	The Nominating and Governance Committee then determines the eligibility and suitability of any candidate based on the criteria described above and the Nominating and Governance Committee’s search profile.

●	The Chairman of the Board of Directors and at least one member of the Nominating and Governance Committee interview prospective candidate(s) who satisfy the qualifications described above.

●	The Nominating and Governance Committee offers other members of the Board of Directors the opportunity to interview the candidate(s) and then meets to consider and approve the final candidate(s).

●	The Nominating and Governance Committee seeks endorsement of the final candidate(s) from the full Board of Directors.

●	The final candidate(s) are nominated by the Board of Directors for submission to a stockholder vote or elected to fill a vacancy.

Stockholder Recommendation Process

The Nominating and Governance Committee will consider for nomination any qualified director candidates recommended by our stockholders. Any stockholder who wishes to recommend a director candidate is directed to submit in writing the candidate’s name, biographical information and relevant qualifications to our Corporate Secretary at our principal executive offices. All written submissions received from our stockholders will be reviewed by the Nominating and Governance Committee at the next appropriate meeting. The Nominating and Governance Committee will evaluate any suggested director candidates received from our stockholders in the same manner as recommendations received from management, committee members or members of our board. The Company or the Nominating and Governance Committee may require a stockholder who proposes a nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility or suitability of the proposed nominee to serve as director of the Company. See the section titled “Stockholder Nominations and Proposals for the 2019 Annual Meeting of Stockholders” later in this Proxy Statement.

Revisions to Nomination Process

The Nominating and Governance Committee and stockholder recommendation processes have been developed to provide a flexible framework to permit the director nomination process to move forward effectively. The Nominating and Governance Committee intends to review these processes from time to time in light of the Company’s evolving needs and changing circumstances, as well as changes in legal requirements and stock exchange listing standards. The Nominating and Governance Committee may revise these processes or adopt new ones based on such periodic reviews.

STOCKHOLDER COMMUNICATIONS

The Board of Directors has adopted a process through which interested stockholders may communicate with the Board of Directors. Stockholders who wish to send communications to the Board of Directors, or any particular director, should address such communications to the Corporate Secretary, at the Company’s headquarters at 11885 44th Street North, Clearwater, Florida 33762. The envelope containing any such communication should be prominently marked “To the Attention of the Board of Directors” or to a particular committee or director, and the communication should include a representation from the stockholder indicating the stockholder’s address and the number of shares of the Company’s common stock beneficially owned by the stockholder. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders. Depending upon the content of a particular communication, as he deems appropriate, our Corporate Secretary will: (i) forward the communication to the director, directors or committee to whom it is addressed; (ii) attempt to handle the inquiry directly, for example where the stockholder communication consists of a request for information about the Company or is a stock-related matter; or (iii) not forward communications such as solicitations, junk mail and obviously frivolous or inappropriate communications. At each meeting of the Board of Directors, the Corporate Secretary will present a summary of all communications, whether or not forwarded, received since the last meeting and will make those communications available to the directors on request.

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DIRECTOR COMPENSATION

The following sets forth information with respect to the compensation awarded or paid to our named directors during the fiscal years ended December 31, 2017 and 2016 (collectively, the “named directors”) for all services rendered in all capacities to us and our subsidiaries in fiscal 2017 and 2016. The table excludes directors who are also executive officers, except to the extent the named executive officer’s compensation is not fully reflected under “Executive Compensation Table” above.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified deferred Compensation Earnings ($)	All Other Compensation ($)	Total
Carla Santilli, Director	2017	$40,000		$40,000				$80,000	(1)
	2016	$30,000		$50,000				$80,000

Robert Dingess, Director	2017	$88,750		$40,000				$128,750	(2)
	2016	$30,000		$50,000				$80,000

William Staunton, Director	2017	$50,000		$40,000				$90,000	(3)
	2016	$40,000		$40,000				$80,000

Joe Stone, Director	2017	$45,000		$40,000				$85,000	(4)
	2016	$40,000		$40,000				$80,000

Christopher Huntington, Director	2017	$47,500		$40,000				$87,500	(5)
	2016	$40,000		$40,000				$80,000

Kevin Pollack, Director	2017	$56,250		$40,000				$96,250	(6)
	2016	$40,000		$40,000				$80,000

Luisa Ingargiola, Director	2017	$23,750		$20,000				$43,750	(7)

(1)	Carla Santilli was issued common stock valued $32,447 under the Company’s 2014 Amended and Restated Equity Incentive Award Plan (“Equity Plan”) during the year ended December 31, 2017 and agreed to accrue $8,583.14 in equity compensation and $30,000 in cash compensation to 2018. Mrs. Santilli resigned from the Board of Directors on June 30, 2018.

(2)	Robert Dingess was issued common stock valued at $32,447 under the Company’s Equity Plan during the year ended December 31, 2017 and agreed to accrue $32,958.14 in stock compensation and $54,375 in cash compensation to 2018.

(3)	William Staunton was issued common stock valued at $32,447 under the Company’s Equity Plan during the year ended December 31, 2017 and agreed to accrue $8,583.14 in equity compensation and $40,000 in cash compensation to 2018.

(4)	Joe Stone was issued common stock valued $32,447 under the Company’s Equity Plan during the year ended December 31, 2017 and agreed to accrue $8,583.14 in equity compensation and $35,000 in cash compensation to 2018.

Mr. Stone resigned from the Board of Directors on March 7, 2018.

(5)	Christopher Huntington was issued common stock valued $32,447 under the Company’s Equity Plan during the year ended December 31, 2017 and agreed to accrue $8,583.14 in equity compensation and $37,500 in cash compensation to 2018. Mr. Huntington resigned from the Board of Directors on June 30, 2018.

(6)	Kevin Pollack was issued common stock valued $32,447 under the Company’s Equity Plan during the year ended December 31, 2017 and agreed to accrue $8,583.14 in equity compensation and $46,250 in cash compensation to 2018.

(7)	Luisa Ingargiola was issued common stock valued at $15,020 under the Company’s Equity Plan during the year ended December 31, 2017 and agreed to accrue $5,500 in equity compensation and $23,750 in cash compensation to 2018. Mrs. Ingargiola resigned from the Board of Directors on June 12, 2018.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management’s implementation of the Company’s financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Company’s 2017 Annual Report on Form 10-K with the Company’s management and the Company’s independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee met privately with the Company’s independent registered public accounting firm and discussed issues deemed significant by the independent registered public accounting firm, including those required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company and its management, including the matters in the written disclosures and the letter received from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and considered whether the provision of non-audit services by the independent registered public accounting firm was compatible with maintaining the independent registered public accounting firm’s independence. The Audit Committee also met with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm’s examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2017 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Robert Dingess (Chairman)

Kevin Pollack

William Staunton III

EXECUTIVE COMPENSATION

Executive Compensation Table

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for fiscal years 2017 and 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)

Ermanno Santilli, CEO	2017	$235,000	$	(1)	$			$235,000
	2016	$235,000	$		$			$235,000

Scott Mahoney, CFO	2017	$215,000		$10,000			$4,000	$229,000
	2016	$16,538		$100,000				$116,538

Luisa Ingargiola, Former CFO (2)	2017	$107,500	$	(2)	$		$1,900	$109,400
	2016	$206,731	$		$			$206,731

Jack Armstrong, Executive Vice	2017	$125,767	$	$29,600	$			$155,367
President of Strategic Alliances	2016	$124,167	$	(3)(4)	$			$124,167

Richard Conz, Vice President	2017	$180,000		$25,900	$		$4,000	$209,900
of Engineering	2016	$173,250			$			$173,250

Narrative to Executive Compensation Table.

(1)	In February 2015, the Board granted to Ermanno Santilli 150,000 shares of common stock options at an exercise price of $0.72 (the closing price on February 13, 2015) with a vesting schedule that was to be determined by the Board based on the Company’s achievement of pre-determined performance criteria. In August 2015, the Board signed resolutions whereby they agreed that the Company had achieved 55% of the pre-determined performance criteria and that Mr. Santilli should immediately vest in 55% of the options. This meant that Mr. Santilli had vested in the option to purchase 82,500 shares. In February 2016, the Board signed resolutions whereby they agreed that the Company had achieved another 45% of the pre-determined performance criteria and that Mr. Santilli should immediately vest in another 45% of the options. This meant that Mr. Santilli had vested in the option to purchase, in the aggregate, 142,500 shares. All such options, when exercised, will result in shares being issued with a restrictive legend unless the options are exercised in conjunction with a Rule 144 opinion.

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(2)	In February 2015, the Board granted to Luisa Ingargiola 100,000 shares of common stock options with the same exercise price, vesting schedule, and restrictions identified in Note (1) to the Executive Compensation table.

(3)	In February 2015, the Board granted to Jack Armstrong 100,000 shares of common stock options with the same exercise price, vesting schedule, and restrictions identified in Note (1) to the Executive Compensation table.

(4)	In April 2014, the Board granted to Jack Armstrong 25,000 shares of common stock options with an exercise price of $1.49 (the closing price on March 17, 2014). The vesting schedule is as follows: 50% vested in April 2015, 25% will vest in April 2016, and 25% will vest in April 2017. These options were issued pursuant to the Incentive Plan and so all such options, when exercised, will result in shares being issued without a restrictive legend.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT

REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018

The Board has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm to audit the consolidated financial statements of MagneGas and its subsidiaries for the fiscal year ending December 31, 2018. Stockholder ratification of the appointment of our independent auditor is not required by our Bylaws or otherwise. The Company first engaged Marcum on May 17, 2016, as the Company’s independent registered public accounting firm.

Audit Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and review of financial statements include in the registrants Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $294,653 and $101,000, respectively.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and not reported under Item 9(e)(1) of Schedule 14A, for professional services rendered were $0 and $0, respectively.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for professional services rendered were $0 and $0, respectively.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services, provided by the principal accountant, other than the services report in Items 9(e)(1) through 9(e)(3) of Schedule 14A, for services rendered were $0 and $0, respectively.

Audit Committee Approval

Before a principal accountant is engaged by the Company or its subsidiaries to render audit or non-audit services, the engagement is approved by the Company’s audit committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2018.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR

THE 2019 ANNUAL MEETING OF STOCKHOLDERS

As of the date of this information statement, we had not received notice of any shareholder proposals for the Annual Meeting for the year ended December 31, 2017 described herein and proposals received ten days after the date of this proxy statement will be considered untimely. If a stockholder wants the Company to include a proposal in the Company’s proxy statement for presentation at our 2019 Annual Meeting of Stockholders in accordance with Rule 14a-8 promulgated by the SEC under the Exchange Act, the proposal must be received by the Company no later than the deadline set forth below. Such proposals should be directed to MagneGas Applied Technology Solutions, Inc., 11885 44th Street North, Clearwater, Florida 33762 Attention: Corporate Secretary.

Under Rule 14a-8, to be timely, a stockholder’s notice for a proposal must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the annual meeting for the year ended December 31, 2018 must be received by us at our principal executive office no later than a reasonable time before we begin to print and send our proxy material. During 2019, we will announce the date of our annual meeting and the date we plan on printing and sending our proxy material and the deadline for the submission of stockholder proposals. Stockholders wishing to submit proposals to be presented directly at our 2018 annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our By-Laws, and applicable law concerning stockholder proposals. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

The SEC allows the Company to “incorporate by reference” certain information the Company files with it, which means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement, and information that the Company files later with the SEC will automatically update and supersede previously filed information, including information contained in this document. The Company is incorporating by reference the following documents:

●	Our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on April 16, 2018.

●	Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on May 15, 2018.

●	Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the SEC on August 14, 2018.

●	Our Current Reports on Form 8-K and Form 8-K/A, filed with the SEC on January 4, 2018, January 17, 2018, January 23, 2018, February 6, 2018 (two on this date), February 14, 2018, February 16, 2018, February 21, 2018 (two on this date), February 27, 2018, March 1, 2018, March 7, 2018, March 8, 2018 (two on this date, but the filing incorporated herein is identified by referencing Film No. 18676499 ), March 15, 2018, March 16, 2018, March 19, 2018, March 20, 2018, March 22, 2018, March 26, 2018, April 2, 2018, April 4, 2018, April 9, 2018, April 16, 2018, April 17, 2018 (three on this date, but the two filings incorporated herein are identified by referencing Film No.’s 18757522 and 18759463), April 24, 2018, May 2, 2018, May 9, 2018, May 10, 2018, May 11, 2018, May 23, 2018, June 4, 2018, June 5, 2018, June 12, 2018, June 14, 2018, June 18, 2018, June 20, 2018, June 28, 2018, July 2, 2018, July 5, 2018, July 30, 2018, August 9, 2018, August 20, 2018, August 29, 2018, August 31, 2018, September 4, 2018 (two on this date), September 13, 2018, September 17, 2018, September 19, 2018, October 1, 2018, October 4, 2018, October 9, 2018, October 11, 2018, October 17, 2018, October 22, 2018, October 23, 2018, October 26, 2018, October 29, 2018, November 1, 2018, November 6, 2018 (two on this date) and November 7, 2018.

●	Our definitive information statement on Schedule 14C filed with the SEC on January 29, 2018.

●	Our definitive information statement on Schedule 14C filed with the SEC on July 10, 2018.

●	Our definitive information statement on Schedule 14C filed with the SEC on September 10, 2018.

In addition, all documents the Company files under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Annual Meeting are incorporated by reference into and deemed a part of this Proxy Statement from the date of filing of those documents.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) without charge, by written or telephonic request directed to the Corporate Secretary, MagneGas Applied Technology Solutions, Inc., 11885 44th Street North, Clearwater, Florida 33762.

November 7, 2018	By Order of the Board of Directors

/s/ Scott Mahoney
Scott Mahoney Chief Executive Officer & Secretary

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“FORM OF” PROXY CARD

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

PROXY FOR 2018 ANNUAL MEETING OF SHAREHOLDERS

DECEMBER 13, 2018

THE BOARD RECOMMENDS A VOTE FOR

THE PROPOSAL AND NOMINEES.

I.	ELECTION OF DIRECTORS

ROBERT DINGESS	___ FOR	___ WITHHOLD
WILLIAM STAUNTON III	___ FOR	___ WITHHOLD
KEVIN POLLACK	___ FOR	___ WITHHOLD
ERMANNO SANTILLI	___ FOR	___ WITHHOLD
SCOTT MAHONEY	___ FOR	___ WITHHOLD

II.	RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

___ FOR	___ AGAINST	___ ABSTAIN

This Proxy is solicited on behalf of the management of MagneGas Applied Technology Solutions, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals described above.

TO VOTE ONLINE: www.proxyandprinting.com click on Vote Your Proxy

Enter Your Control Number:_________________________

TO VOTE BY EMAIL: akotlova@islandstocktransfer.com

TO VOTE BY FAX: Please fax this proxy card to 1.727.289.0069

TO VOTE BY MAIL: Please sign, date and mail to

Anna Kotlova

15500 Roosevelt Blvd, Suite 301

Clearwater, FL 33760

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

Signature of Shareholder

__________________________________________

Signature of Joint Shareholder

__________________________________________

Dated: _______________, 2018

BY THE INCLUSION OF MY EMAIL ADDRESS BELOW, I HEREBY ELECT TO RECEIVE ALL FUTURE PROXY MATERIALS ELECTRONICALLY. PLEASE DELIVER THE SAME TO EMAIL ADDRESS: [___________________________________] ON AN ONGOING BASIS.